UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported)	April 15, 2009

USAA Acceptance, LLC
(Depositor)

USAA Auto Owner Trust 2009-1
(Issuing Entity)

Delaware
(State or Other Jurisdiction of Incorporation)

333-131356	71-0898378
(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

9830 Collannade Blvd., Suite 600
San Antonio, Texas	78230
(Address of Principal Executive Offices)	(Zip Code)

(210) 498-0922
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 Auto Loan Asset Backed Notes, Class A-2 Auto Loan Asset Backed Notes, Class A-3 Auto Loan Asset Backed Notes, Class A-4 Auto Loan Asset Backed Notes and Class B Auto Loan Asset Backed Notes (the “Notes”) by USAA Auto Owner Trust 2009-1 described in the Preliminary Prospectus Supplement dated April 10, 2009.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit

No.	Document Description

5.1	Opinion of Mayer Brown LLP dated as of April 15, 2009 with respect to legality matters
8.1	Opinion of Mayer Brown LLP dated as of April 15, 2009 with respect to tax matters

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2009	USAA Auto Owner Trust 2009-1

	By:	USAA Federal Savings Bank,
as Servicer

	By:	/s/ Michael Broker
	Name:	Michael Broker
	Title:	Vice President